EXHIBIT 10.2

SECURITY AGREEMENT

This Security Agreement is entered into on November 20, 2018, by and between ICTV BRANDS INC., a Nevada corporation (“Debtor”) and STEPHEN JAMES BARRY JARVIS (“Secured Party”).

WHEREAS, Secured Party has agreed to lend Debtor One Hundred Thousand Dollars ($100,000.00) (the “Loan”) as evidenced by Debtor’s Secured Convertible Promissory Note (“Note”) in that amount, dated even herewith; and

WHEREAS, as a condition to Secured Party’s making the Loan, Debtor has agreed to grant to Secured Party a security interest in certain of Debtor’s assets.

THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto, each intending to be legally bound hereby agree as follows:

Section 1. Definitions. As herein used:

1.1 “Account Debtor” means the Person who is obligated on an Account.

1.2 “Account” means any account as that term is defined in the Uniform Commercial Code as in effect in any jurisdiction in which any of the Collateral may at the time be located (the “UCC”) and includes any right of Debtor to payment for goods sold or leased or for services rendered or money loaned which is not evidenced by an instrument or chattel paper (as those terms are defined in the UCC) whether or not it has been earned by performance.

1.3 “Chattel Paper” means any chattel paper as that term is defined in the UCC.

1.4 “Collateral” means (i) all of Debtor’s Accounts, Chattel Paper, Equipment, Documents, General Intangibles, Instruments, Inventory, fixed assets and leasehold improvements, whether now existing or hereafter arising; (ii) all guarantees of Debtor’s existing and future Accounts, Chattel Paper, General Intangibles and Instruments and all other security held by Debtor for the payment and satisfaction thereof; (iii) all of Debtor’s books and records which relate to Debtor’s Accounts, Chattel Paper, Equipment, General Intangibles, Instruments, Inventory, fixed assets and leasehold improvements or guarantees thereof; (iv) all patents, trademarks and other intellectual property of Debtor, (v) all insurance on all of the foregoing and the proceeds of that insurance; and (vi) Proceeds.

1.5 “Equipment” means any equipment as that term is defined in the UCC including but not limited to appliances, tools, furniture and tangible personal property, used or bought for use primarily in Debtor’s business of every nature, presently existing or hereafter acquired or created, wherever located, additions, accessories and improvements thereto and substitutions therefor and all parts which may be attached to or which are necessary for the operation and use of such personal property, whether or not the same shall be deemed to be affixed to real property, and all rights under or arising out of present or future contracts relating to the foregoing. All equipment is and shall remain personal property irrespective of its use or manner of attachment to real property.

1.6 “General Intangibles” means all general intangibles as that term is defined in the UCC, including without limitation all contracts or agreements of Debtor, all records and other documents and all claims, choses in action, judgments, trademarks, franchise agreements, license agreements, service marks, logos, goodwill and deposit accounts.

1.7 “Instruments” means all instruments as that term is defined in the UCC.

1.8 “Inventory” means any inventory as that term is defined in the UCC and shall include but not be limited to tangible personal property held for sale or lease or to be furnished under contracts of service, raw materials, work in process and materials used, produced or consumed in Debtor’s business, and shall include tangible personal property returned to Debtor by a purchaser thereof following the sale or lease thereof by Debtor. All equipment, accessories and parts related to, attached to or added to items of Inventory or used in connection therewith and all accessories thereto shall be deemed to be part of the Inventory.

1.9 “Obligations” means all existing and future liabilities and obligations of Debtor to Secured Party, whether absolute or contingent of any nature whatsoever, now existing or hereinafter incurred, arising out of or relating to the Note, or future obligations of Debtor to Secured Party and all obligations of Debtor to Secured Party created or referred to herein.

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1.10 “Person” means an individual, a corporation, a government or governmental subdivision or agency or instrumentality, a business trust, an estate, a trust, a partnership, a cooperative, an association, two or more Persons having a joint or common interest or any other legal or commercial entity.

1.11 “Proceeds” means whatever is received when Collateral is sold, exchanged, collected or otherwise disposed of.

Section 2. Security Interest in Collateral. Debtor hereby assigns to Secured Party and grants to Secured Party a lien upon and a security interest in the Collateral as security for the payment and performance of the Obligations, subject to the right of any senior perfected security interest. The Debtor irrevocably authorizes the Secured Party, and its agents, attorneys, and representatives, to file financing statements, and amendments thereto, at the Debtor’s expense, as necessary to establish and maintain the Secured Party’s perfected security interest in the Collateral.

Section 3. Collection of Accounts.

3.1 Upon the occurrence of an event of default as defined in Section 5 hereof, and upon written request of Secured Party, subject to the right of any senior perfected security interest, Debtor shall deliver to Secured Party promptly upon receipt thereof by Debtor all Proceeds in the form of cash, checks, drafts, notes and other remittances received in payment of or on account of any of Debtor’s Accounts. Such Proceeds shall be deposited in a special bank account (the “Cash Collateral Account”) maintained with Secured Party over which Secured Party alone shall have power of withdrawal. All Proceeds other than cash shall be deposited in precisely the form in which received, except for the addition thereto of the endorsement of Debtor when necessary to permit collection of the items, which endorsement Debtor agrees to make. Debtor will not commingle any such Proceeds with any of Debtor’s other funds or property but will hold them separate and apart from any other funds or property and upon an express trust for Secured Party until deposit thereof is made in the Cash Collateral Account.

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3.2 Upon occurrence of an event of default as set forth in Section 5 hereof, subject to the right of any senior perfected security interest, Secured Party shall have the right at any time, acting if it so chooses in Debtor’s name, to collect Debtor’s Accounts itself, to sell, assign, compromise, discharge or extend the time for payment of any Account, to institute legal action for the collection of any Account, and to do all acts and things necessary or incidental thereto and Debtor hereby agrees to ratify all such acts. Secured Party may at any time after the occurrence of an event of default and without notice to Debtor, notify any Account Debtor or guarantor thereof that the Account payable by such Account Debtor has been assigned to Secured Party and is to be paid directly to Secured Party. At Secured Party’s request Debtor will so notify Account Debtors and shall indicate on all billings delivered to Account Debtors that payments thereon are to be made to Secured Party. In the event Account Debtors are so notified, Debtor shall not compromise, discharge, extend the time for payment or otherwise grant any extension to the Account Debtors without the prior written consent of Secured Party.

Section 4. Warranties and Covenants as to Collateral.

4.1 Debtor shall keep complete and accurate books and records and make all necessary entries thereon to reflect the transactions and facts giving rise to the Collateral and payments, credits and adjustments applicable thereto. Debtor shall keep Secured Party fully and accurately informed as to the location of all such books and records pertaining to the Collateral and shall permit Secured Party or its agents to have access to all such books and records which Secured Party may request and, if deemed necessary by Secured Party, to remove them from Debtor’s place of business or any other place where the same may be found for the purpose of examining and copying same. Any of Debtor’s books and records so removed by Secured Party or its agent shall be returned to Debtor by Secured Party as soon as Secured Party shall have completed its inspection or copying thereof.

4.2 Debtor will promptly notify Secured Party if there is any adverse change in the status of the Collateral that materially impairs its value or collectibility, or if any defenses, set-offs or counterclaims are asserted by Account Debtors which in the aggregate materially impair the value or collectability of the Accounts.

4.3 Debtor will preserve the Collateral and its rights against Account Debtors, and will keep the Collateral in good condition, insured by insurers authorized to do business in the Commonwealth of Pennsylvania, subject to such right to approve the insured as Secured Party may have under applicable law, in form and amount reasonably satisfactory to Secured Party, against fire or other casualty loss (with extended coverage as customary in the industry), liability and such other hazards as are customary with companies in the same or similar business and in the same area, and will cause Secured Party’s security interest, as indicated in Section 2.1 hereof, to be endorsed on all policies of insurance thereon in such manner that all payments for losses will be paid to Secured Party as its interest may appear, and will furnish Secured Party upon request with evidence of such insurance.

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4.4 Debtor will pay all premiums on the insurance referred to in Section 4.3 hereto as and when the premiums become due, and do all things necessary to maintain the insurance in effect.

4.5 Debtor will pay all federal, state and local taxes with respect to the Collateral including without limitation, sales taxes, and will indemnify and hold Secured Party harmless for any liability, loss, expense or damage arising in connection with such taxes, except to the extent that any such taxes are being contested in good faith and as to which adequate reserves have been set aside.

4.6 Debtor will maintain and keep the Collateral at its place of business shown in Section 10.1.

4.7 Debtor will not change its name or sell or lease any of the Collateral secured hereby other than in the ordinary course of its business, without the prior written consent of Secured Party.

4.8 Debtor shall cooperate with Secured Party in undertaking such periodic verification of Accounts (involving, but not limited to, confirmations from Account Debtors and customers of Debtor) and of Inventory as Secured Party may determine from time to time.

Section 5. Default. Debtor shall be in default hereunder upon the occurrence of any of the following events:

5.1 The occurrence of any event of default under the Note.

5.2 The failure of Debtor to observe or perform any of the covenants or obligations contained in this Security Agreement or if any warranty or representation made herein or related hereto, including any warranty made by Debtor through the submission of any schedule, statement, certificate or other documents pursuant to or in connection with this Security Agreement, should prove to be false or materially misleading and such failure shall remain uncured 30 days after notice thereof from Secured Party.

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Section 6. Remedies.

6.1 Whenever Debtor shall be in default as aforesaid, subject to the right of any senior perfected security interest, Secured Party may, at its option, exercise from time to time any or all rights and remedies available to it under the UCC or otherwise available to it, including the right to collect, receipt for, settle, compromise, adjust, sue for, foreclose or otherwise realize upon any of the Collateral and to dispose of any of the Collateral at public or private sale(s) or other proceedings, and Debtor agrees that Secured Party or its nominee may become the purchaser at any such sale(s).

6.2 Subject to the right of any senior perfected security interest, the Proceeds of any Collateral received by Secured Party at any time before or after default, whether from the sale of Collateral or otherwise, shall be applied to the payment of the Obligations in such order as Secured Party may elect. Debtor, to the extent that it has any right, title or interest in any of the Collateral, waives and releases any right to require Secured Party to collect any of the Obligations from any of the Collateral under any theory of marshaling of assets, or otherwise, and specifically authorizes Secured Party to apply any interest against any of the Obligations in any manner that Secured Party may determine.

Section 7. Further Assurances. Debtor will execute and deliver financing and continuation statements for filing and recording under the UCC or other applicable law, landlord waivers, assignments and other papers which Secured Party may reasonably request in order to perfect, preserve or enforce Secured Party’s security interest in the Collateral or to enable Secured Party to exercise any of its rights hereunder, and will pay all reasonable attorney’s fees and reasonable expenses in connection therewith.

Section 8. Power of Attorney. Debtor hereby appoints any officer or agent of Secured Party as Debtor’s true and lawful attorney-in-fact pursuant to Section 3.2 hereof, after the occurrence of an event of default, with power to endorse the name of Debtor upon any notices, checks, drafts, money orders or other instruments of payment or Collateral which may come into possession of Secured Party; to sign and endorse the name of Debtor upon any invoices, freight or express bills, bills of lading, stored or warehouse receipts, drafts against Account Debtors, assignments, verifications and notices in connection with Accounts; and to give written notice to such office and officials of the United States Postal Service to effect such change or changes of address so that all mail addressed to Debtor may be delivered directly to Secured Party (Secured Party will return all mail not related to the Obligations or the Collateral); granting unto Debtor’s said attorney full power to do any and all things necessary to be done with respect to the above transaction as fully and effectively as Debtor might or could do so, and hereby ratifying all its said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the term of this agreement and all transactions hereunder.

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Section 9. Successors and Assigns. All provisions herein shall inure to and become binding upon the successors, representatives, receivers, trustees and assigns of the parties.

Section 10. Miscellaneous.

10.1 Debtor’s address for the delivery of notices, requests, demand and other communication hereunder is as set forth below, until changed by notice to Secured Party:

489 Devon Park Drive, Suite 306

Wayne, PA 19087

10.2 Secured Party’s address for the delivery of communications hereunder is as set forth below, until changed by notice to Debtor:

Stephen Jarvis

c/o Kelvin Claney

34 Manchester Court

Berwin, PA 19312

10.3 This agreement has been executed pursuant to and shall be governed by, and be construed in accordance with, the laws of the Commonwealth of Pennsylvania.

10.4 If Secured Party decides to institute legal proceedings to enforce any provision of this Security Agreement, Secured Party shall be entitled to collect from Debtor all costs incurred by Secured Party in enforcing the provisions of this Security Agreement, including but not limited to reasonable attorney’s fees incurred by Secured Party whether suit be brought or not. Said attorney’s fees shall include all fees incurred on appeal, and as well, related costs incurred in the overall litigation.

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10.5 DEBTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED ON THIS SECURITY AGREEMENT, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, ANY LOAN DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF EITHER SECURED PARTY, DEBTOR OR ANY OTHER PERSON. THIS WAIVER OF TRIAL BY JURY PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

ICTV BRANDS INC.

By:	/s/ Ernest P. Kollias, Jr.
Ernest P. Kollias, Jr., CFO

/s/ Stephen James Barry Jarvis
STEPHEN JAMES BARRY JARVIS

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